BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
BUSINESS COMBINATION

NOTE 2 – BUSINESS COMBINATION

On August 29, 2014 (“acquisition date”), the Company acquired 100% of the outstanding stock of Bank 1440, a state-chartered commercial bank headquartered in Phoenix, Arizona with approximately $88.3 million in assets at fair value and two branches. Bank 1440 shareholders received $0.94 in cash and 0.17064 shares of the Company’s common stock in exchange for each share of Bank 1440 common stock and Series A preferred stock, resulting in the Company issuing 360,635 shares of its common stock, subject to adjustment for cash paid in lieu of fractional shares. The acquisition resulted from a combination of expected synergies and the intent to expand business operations in Phoenix, Arizona.

The Bank 1440 transaction was accounted for using the acquisition method of accounting and accordingly, assets acquired, liabilities assumed and consideration exchanged were recorded at estimated fair value on the acquisition date. Per the applicable accounting guidance for business combinations, these fair values are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values become available. No subsequent fair value refinements were made related to the Bank 1440 transaction.

A bargain purchase gain of $2.9 million was recognized in noninterest income, which is calculated as the excess of net identifiable assets acquired at $12.5 million over consideration transferred of $9.6 million. No tax benefit or expense was recognized on the fair market value adjustments since the Company and Bank 1440 both have 100% valuation allowances against their net deferred tax assets and neither has been imputing tax benefits or expense on current income due to past years net operating losses. The following tables provide the purchase price calculation as of the acquisition date and the identifiable assets purchased and the liabilities assumed at their estimated fair value. These fair value measurements are based on third-party valuations that are subject to refinement for up to one year after the acquisition date based on additional information obtained by management that existed as of the acquisition date.

August 29,
2014
Purchase Price

Gross AFC Shares Issued on Exchange	360,635
Closing price per share of the Company's Common Stock	$16.00

Stock Consideration (0.17064 ratio)	$5,770,160

Option and Warrant consideration	$1,298,629
20% Cash and Cash in Lieu	2,105,785
Dissenters Payments	400,000

Cash Consideration	$3,804,414

Total purchase price	$9,574,574

Statement of Net Assets Acquired at Fair Value:

ASSETS
Cash and due from banks	$2,208,730
Available-for-sale securities	17,365,877
Loans held for investment, net	67,383,915
Premises and equipment, net	326,428
Core deposit intangible	502,000
Accrued interest receivable and other assets	482,354
Total assets	$88,269,304	$88,269,304

LIABILITIES
Deposits	$75,504,917
Federal Home Loan Bank advances	-
Accrued interest and other liabilities	290,966
Total liabilities	$75,795,883	(75,795,883)

Net identifiable assets acquired		$12,473,421

Total purchase price		$(9,574,574)

Bargain purchase gain		$2,898,847

Bank 1440’s results of operations prior to the Acquisition Date are not included in the Company’s consolidated statements of comprehensive income (loss). The operating results of the Company include the operating results of the acquired assets and assumed liabilities subsequent to the Acquisition Date. The operations of Bank 1440 provided approximately $1.3 million in interest income on loans and approximately $215,000 in interest income on securities for the period from the Acquisition Date to December 31, 2014, ignoring purchase accounting fair value adjustment amortization.

Merger-related charges of $100,000 and $1.4 million were recorded in the Company’s consolidated statements of comprehensive income (loss) as noninterest expense for the years ended December 31, 2015 and 2014, respectively, and include incremental costs to integrate the operations of the Company and Bank 1440. Such expenses were for professional services including legal fees, costs related to termination of existing contractual arrangements for various services including the write off of tenant improvements as a result of planned relocation of the Phoenix office, travel costs, printing, supplies and other costs. Core operating systems were converted in March 2015. The integration of Bank 1440 into the Company is complete.

The following table provides the unaudited pro forma information for the results of operations for the years ended December 31, 2015 and 2014 as if the acquisition had occurred January 1 of each year. These adjustments include the impact of certain purchase accounting adjustments including accretion of loan discounts, core deposit intangible amortization, fixed asset depreciation and deposit premium amortization as well as a bargain purchase gain of $2.9 million in August 2014. In addition, the merger expenses previously discussed are included in each period presented. The Company expected to achieve further operating cost savings and other business synergies as a result of the acquisition which are not reflected in the pro forma amounts. These unaudited pro-forma results are presented for illustrative purposes and are not intended to represent or be indicative of the actual results of operations of the combined corporation that would have been achieved had the acquisition occurred at the beginning of each period presented, nor are they intended to represent or be indicative of future results of operations.

Pro-Forma Results of Operations

		Twelve-month
	Year ended	period ended
	December 31,	December 31,
	2015	2014
	(Dollars in thousands)

Total revenue, net of interest expense	$15,693	$15,747
Net income	$321	$1,102

In many cases, determining the fair value of the acquired assets and assumed liabilities required the Company to estimate cash flows expected to result from those assets and liabilities and to discount those cash flows at appropriate rates of interest. The most significant of those determinations relates to the valuation of acquired loans. For such loans, the excess of cash flows expected at acquisition over the estimated fair value is recognized as interest income over the remaining lives of the loans. The difference between contractually required payments at acquisition and the cash flows expected to be collected at acquisition reflects the impact of estimated credit losses and other factors, such as prepayments. In accordance with GAAP, there was no carry-over of Bank 1440’s previously established allowance for loan losses.

All of the acquired loans were evaluated for evidence of credit quality deterioration and none were found to be accountable under ASC 310-30 (acquired impaired). All acquired loans are accounted for under ASC 310-20 (acquired non-impaired). The fair value of the acquired loans at the Acquisition Date was $67.4 million. The gross contractually required principal and interest payments receivable for acquired loans was $68.5 million.

The fair value of the investment securities acquired was approximately $17.4 million.